HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5244 - PremierSolutions Standard (Series II)

Supplement dated November 18, 2016 to your Prospectus

1.            SUB-ADVISER CHANGE

KEELEY SMALL CAP VALUE FUND – CLASS A

On November 11, 2016, Keeley Asset Management Corp. (“Keeley”) the current Investment Adviser to the Keeley Funds, Inc. (the “Corporation”), entered into an agreement with Teton Advisors, Inc. (“Teton”), to sell substantially all of Kelley’s assets to Keeley Teton Advisors, LLC (“Keeley Teton”), a wholly-owned subsidiary of Teton (the “Transaction”).  Closing of the Transaction remains subject to certain approvals and other conditions, including, as described below, approval of a new investment advisory agreement by the Corporation’s Board of Directors (the “Board”) and the shareholders of each Fund.  If all approvals and conditions are satisfied, the Transaction is expected to close in the first quarter of 2017.

Under the Investment Company Act of 1940, as amended, the closing of the Transaction will result in an “assignment” of the existing investment advisory agreement between Keeley and the Funds, and, consequently, the automatic termination of that agreement.  Therefore, in connection with the Transaction, the Board will be asked to consider and approve a new investment advisory agreement between the Corporation and Keeley Teton relating to each Fund.  If the Board approves the new investment advisory agreement, a special meeting of the shareholders will be held to vote on whether to approve the agreement.  Additional details will be contained in a proxy statement to be mailed to each of the Fund’s shareholders in advance of the Funds’ special meeting.

2.            FUND NAME CHANGE

PIMCO TOTAL RETURN FUND III – CLASS ADMIN

Effective January 6, 2017, PIMCO Total Return Fund III – Class Admin will change its name to PIMCO Total Return ESG Fund – Class Admin.

As a result of the change, all references to the PIMCO Total Return Fund III in your Prospectus are deleted and replaced with PIMCO Total Return ESG Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.